Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 1,886	$ 2,270
Debt issue costs - Revolving Facility	5,496	5,757
Refundable deposit - 777 PMPA	8,717	8,073
Subscription Rights	4,510	0
Other	5,861	3,691
Total other long-term assets	$ 26,470	$ 19,791